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                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

         We hereby consent to incorporation by reference in this registration statement filed on Form S-8 of our report dated February 28, 2001 (December 19, 2001, as to paragraph 3 of Note 6 and Note 44), relating to the financial statements, which appear in Amendment No. 2 to the Form 20-F of Bayer AG filed on January 15, 2002.

Essen, Germany
February 20, 2002



PwC Deutsche Revision
Aktiengesellschaft
Wirtschaftsprufungsgesellschaft


/s/ J. SCHILLING                            /s/ V. LINKE
----------------                            ------------
J. Schilling                                V. Linke
Wirtschaftsprufer                           Wirtschaftsprufer